                                                                    EXHIBIT 99.4

                    U.S. Securities and Exchange Commission
                            Washington, D.C.  20549

                                    FORM F-N

        APPOINTMENT OF AGENT FOR SERVICE OF PROCESS BY FOREIGN BANKS AND FOREIGN INSURANCE COMPANIES AND CERTAIN OF THEIR HOLDING COMPANIES AND
FINANCE SUBSIDIARIES MAKING PUBLIC OFFERINGS OF SECURITIES IN THE UNITED STATES

                              GENERAL INSTRUCTIONS

I. Form F-N shall be filed with the Commission in connection with the filing of a registration statement under the Securities Act of 1933 by:

     1. a foreign issuer that is a foreign bank or foreign insurance company excepted from the definition of an investment company by Rule 3a-6 under the Investment Company Act of 1940 (the "1940 Act");

     2. a foreign issuer that is a finance subsidiary of a foreign bank or foreign insurance company, as those terms are defined in Rule 3a-6 under the 1940 Act, if such finance subsidiary is excepted from the definition of investment company by Rule 3a-5 under the 1940 Act; or

     3. a foreign issuer that is excepted from the definition of investment company by Rule 3a-1 under the 1940 Act because some or all of its majority-owned subsidiaries are foreign banks or foreign insurance companies excepted from the definition of investment company by Rule 3a-6 under the 1940 Act.

II. Notwithstanding paragraph (I), the following foreign issuers are not required to file Form F-N:

     1. a foreign issuer that has filed Form F-X under the Securities Act of 1933 with the Commission with respect to the securities being offered; and

     2. a foreign issuer filing a registration statement to debt securities or non-voting preferred stock that has on file with the Commission a currently accurate Form N-6C9 under the 1940 Act.

III. Six copies of the Form F-N, one of which shall be manually signed, shall be filed with the Commission at its principal office. A form F-N filed in connection with any other Commission form should not be bound together with or be included only as an exhibit to, such other form.

     A.  Name of Issuer or person filing ("Filer"):

  SCOTTISH LIFE HOLDINGS, LTD.
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     B.  This is (select one):

     [ X ] an original filing for the Filer         [   ] an amended filing for
                                                          the Filer

     C.  Identify the filing in conjunction with which this Form is being filed:

  Name of registrant

  SCOTTISH LIFE HOLDINGS, LTD.
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  Form Type

  FORM S-1
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  File Number (if known)

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  Filed by

  SCOTTISH LIFE HOLDINGS, LTD.
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  Date Filed (if filed concurrently, so indicate)

  FILED CONCURRENTLY HEREWITH
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     D.  The Filer is incorporated or organized under the Laws of (Name of the jurisdiction under whose Laws the filer is organized or incorporated)

  CAYMAN ISLANDS, BRITISH WEST INDIES
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  and has its principal place of business at (Address in full and telephone number)

  UGLAND HOUSE, 113 SOUTH CHURCH STREET, GEORGE TOWN, GRAND CAYMAN, CAYMAN
  ------------------------------------------------------------------------------
  ISLANDS
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  BRITISH WEST INDIES  (345) 949-2800
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     E.  The Filer designates and appoints (Name of United States person serving as agent)

  CT CORPORATION SYSTEM        ("Agent") Located at (Address in full in the
  ------------------------------------
  United States and telephone number)
  1633 BROADWAY, NEW YORK, NEW YORK  10019  (212) 664-1666
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     as the agent of the Filer upon whom may be served any process, pleadings, subpoenas, or other papers in:

     (a) any investigation or administrative proceeding conducted by the Commission, and

     (b) any civil suit or action brought against the Filer or to which the Filer has been joined as defendant or respondent, in any appropriate court in any place subject to the jurisdiction of any state or of the United States or any of its territories or possessions or of the District of Columbia, arising out of or based on any offering made or purported to be made in connection with the securities registered by the Filer on Form S-1 filed concurrently herewith, 1998 or any purchases or sales of any security in connection therewith. The Filer stipulates and agrees that any such civil suit or action or administrative proceeding may be commenced by the service of process upon, and that service of an administrative subpoena shall be effected by service upon, such agent for service of process, and that the service as aforesaid shall be taken and held in all courts and administrative tribunals to be valid and binding as if personal service thereof had been made.

     F. Each person filing this Form stipulates and agrees to appoint a successor agent for service of process and file an amended Form F-N if the Filer discharges the Agent or the Agent is unwilling or unable to accept service on behalf of the Filer at any time until six years have elapsed from the date of the Filer's last registration statement or report, or amendment to any such registration statement or report, filed with the Commission under the Securities act of 1933 or Securities Exchange Act of 1934. Filer further undertakes to advise the Commission promptly of any change to the Agent's name or address during the applicable period by amendment of this Form referencing the file number of the relevant registration form in conjunction with which the amendment is being filed.

     G. Each person filing this form undertakes to make available, in person or by telephone, representatives to respond to inquiries made by the Commission staff, and to furnish promptly, when requested to do so by the Commission staff information relating to the securities registered pursuant to the form referenced in paragraph E or transactions in said securities.

The Filer certifies that it has duly caused this power of attorney, consent, stipulation and agreement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York

Country of United States this 19th day of June, 1998 A.D.

Filer:
SCOTTISH LIFE HOLDINGS, LTD.



By : /s/ Michael C. French
     -------------------------------------
    Name:  Michael C. French
    Title:  Chairman of the Board and
             Chief Executive Officer


Agent:
CT CORPORATION SYSTEMS



By : /s/ Patrick Nolan
     -------------------------------------
    Name: Patrick Nolan
    Title: Assistant Secretary



Instructions

          1. The power of attorney, consent, stipulation and agreement shall be signed by the Filer and its authorized Agent in the United States.

          2. The name of each person who signs Form F-N shall be typed or printed beneath his signature. Where any name is signed pursuant to a board resolution, a certified copy of the resolution shall be filed with each copy of the Form. If any name is signed pursuant to a power of attorney, a manually signed copy of each power of attorney shall be filed with each copy of the Form.

                          SCOTTISH LIFE HOLDINGS, LTD.
                             OFFICER'S CERTIFICATE

                                 June 19, 1998


  The undersigned, Michael C. French, Chairman of the Board and Chief Executive Officer of Scottish Life Holdings, Ltd. ("the Company"), does hereby certify that:

  1. He is the duly elected, qualified and acting Chairman of the Board and Chief Executive Officer of the Company and is familiar with the facts herein certified.

  2. Attached hereto as Annex A is a true, correct and complete copy of
                        -------
resolutions of the Company pertaining to the appointment of CT Corporation Systems on the Form F-N as agent to accept service of process on behalf of the Company, as adopted at a Special Meeting of the Board of Directors on June 18, 1998. Such resolutions have not been rescinded and remain in full force and effect.

  IN WITNESS WHEREOF, the undersigned has executed this certificate effective as of the date first above written.


                              /s/ Michael C. French
                              -------------------------------------------
                              Michael C. French
                              Chairman of the Board and
                              Chief Executive Officer

                                    ANNEX A

                                     * * *

Resolved

  THAT the form of Form F-N for the appointment of an agent for the service of process (the Form F-N"), and to be filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-1 for the registration under the Securities Act of 1933, as amended, of the Ordinary Shares to be offered by the Company be, and it hereby is, approved.

  THAT the appointment of CT Corporation Systems as the agent for service of process of the Company and to be so designated on the Form F-N be, and it hereby is, approved.

  THAT the Chairman of the Board, the President and any Vice President of the Company (collectively, the "Authorized Officers") be, and each of them hereby is, authorized to cause to be prepared the Form F-N designating CT Corporation Systems the agent of the Company for service of process.

  THAT the Authorized Officers be, and each of them hereby is, authorized, with full power and authority to delegate such authority to one or more attorneys-in-fact or agents acting for such Authorized Officer pursuant to a power of attorney, to execute and to cause to be filed with the Commission the Form F-N and any such amendment, supplement, exhibit, application, statement, report, certification or other document.

                                     * * *